Exhibit 99.3

CAPITAL MARKETS ADVISORY AGREEMENT

THIS AGREEMENT (the “Agreement”) dated as of April 15th, 2022, by and between Motos America Inc., a Nevada company (the “Company”), 510 South 200 West, #120, Salt Lake City, UT 84101 and Wilson Hand, Pte. Ltd., a Singapore Company (the “Advisors.”) 111 North Bridge Road, #24-02, Peninsula Plaza, Singapore (179089), or 960 Alpine Lane 4, Jackson, WY 83001 USA.

WHEREAS the Company desires to retain the Advisors pursuant to the terms and conditions hereinafter set forth:

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, it is hereby agreed as follows:

SECTION 1. Retention.

(a)	The Company hereby retains the Advisors on an exclusive basis to perform the services set forth in Section 1 (b) below either 1) during the ten (10) month period commencing in January 2022 or 2) (based on the current Company equity and debt offering), after the completion of Series A and B Rounds and 70% of Series C Round, whichever is later. The Advisors hereby accept such retention and shall perform for the Company the duties described herein, faithfully and to the best of their ability. During the Term, the Advisors shall report directly to the Chief Executive Officer (CEO) of the Company, or to any other senior officer designated in writing by the CEO of the Company.

(b)	The Advisors shall serve as business advisors to the Company and render such advice and services to the Company as may be reasonably requested by the Company concerning Investor Relations, buy-side stock support, equity and/or debt financings, strategic planning, and business development activities including, without limitation, the following:

(i)	Assist the Company in formulating the best strategies to meet the Company’s working capital and capital resource needs, including creating valuation models, and developing and structuring funding rounds,

(ii)	Study and review of the business, operations, and historical financial performance of the Company (based upon management’s forecast of financial performance) so as to enable the Advisors to provide advice to the Company,

(iii)	Strategic advisory services, to include capital structure advice and post-merger integration,

Advisor Initial:	Company Initial: VH

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(iv)	Develop a strategic acquisition framework related to the creation of a national network of retail Powersports dealerships,

(v)	Develop a model to analyze target acquisition candidates,

(vi)	Assist in performing due diligence of target acquisitions, including: financial statements, quality of historical earnings, balance sheet exposures, including quality of assets, key risks and weaknesses of the target’s operations, working capital requirements, appropriateness of accounting policies, and operating systems,

(vii)	Business integration services, including: analysis of the business structure, identifying value drivers and assess various alternatives to meet business objectives; professional opinion as to strategies regarding timing, deal structure and financing terms; the preparation of a customized offing memorandum and appropriate sales materials; the preparation of management presentations for meetings with broker/dealers and intermediaries, the arrangement of management presentations and due diligence visits for a select group of targeted broker/dealers or other licensed financial intermediaries based on preliminary indications of interest; the facilitation and support of investor due diligence,

(viii)	Assist in the presentation to the Board of Directors of the Company of any proposed transaction,

(ix)	Introduce the Company to potential broker/dealers or other licensed financial intermediaries to facilitate the placement of debt and/or equity financing or some combination thereof,

(x)	Assist the Company in the search, negotiation, structuring, financing, and acquisition of add-on acquisition opportunities, as directed or requested by the Company,

(xi)	Develop and implement a permanent plan and suite of solutions to eliminate or substantially control any past, current, or future short selling of the Company’s publicly-traded securities,

(xii)	Develop and implement a long-term strategic plan to increase the market value of the Company and the sustainable price of its publicly- traded securities, including generation of buy-side support for the Company’s publicly-traded securities directly from retail and institutional investors as well as from and or through securities and brokerage firms,

(xiii)	Develop and implement a long term plan to increase market liquidity in the Company’s publicly-traded securities, as well as increase the daily trading volume of the said securities from current levels, with a buy-side bias,

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(xiv)	Develop and implement an Investor Communication program including but not limited to road shows to visit with and present to brokerage firms, analysts, etc. In addition, we will develop and implement a media program including but not limited to the preparation and dissemination of letters and reports to shareholders; Investor Conference Calls; press releases; and strategic media placement of favorable articles about the company in financial news mass market media outlets, such as Yahoo Finance.

(xv)	Work with and assist the Company to, in a timely and coordinated manner, qualify for and apply for a listing on the NASDAQ National Market,

(xvi)	Introduce the Company to securities analysts in order that the Company has a regular analyst following, which will in turn attract institutional and retail buy-side support to the Company’s publicly- traded securities,

(xvii)	Act as a liaison and provide support to the Chief Financial Officer, auditors, and stock transfer agents,

(xviii)	Assist with development and administration of ISO and similar stock incentives plans,

(xix)	Assist in the recruitment of key executives, including developing term sheets, employment agreements, etc.,

SECTION 2. Compensation.

(a)	Upon the execution of this Agreement, the Company shall pay to the Advisors payment in the amount of US$ 1,000,000, which amount shall be non-refundable. Upon the signing of this Agreement, $400,000 shall be due and payable to the Advisors. The remaining $600,000 will be staged in six (6) installments of US$ 100,000 which would be payable from May 2022 through October 2022.

(b)	In addition, 100,000 Warrants from the Company shall be issued to the Advisors. The exercise price is $3.33 and may be exercised until 60 months from the date this agreement is executed.

(c)	Except as otherwise provided for herein: All fees due to the Advisors hereunder shall have no offsets, are non-refundable, non-cancelable and shall be free and clear of any and all encumbrances. All other services not included in this agreement shall have their own agreements, invoicing and payment schedules, which are separate and independent from this agreement.

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SECTION 3. Expenses. The Company shall reimburse the Advisors for all reasonable out-of-pocket expenses incurred by the Advisors in connection with their duties hereunder, including but not limited to the Advisors’ due diligence activities with respect to the Company; travel and accommodation, etc. Any such expenses shall require the prior written approval of the Company and shall be evidenced by written documentation prior to reimbursement. Reimbursement by the Company to the Advisors will be made immediately upon the Company’s receipt of said documentation.

SECTION 5. Termination. This Agreement and the Advisors’ engagement hereunder shall not be terminated by Company under any circumstances nor for any reason whatsoever, unless all compensation due to Advisors pursuant to Section 2 above has been distributed to the Advisors.

SECTION 6. Confidential Information. The Advisors agree that during and after the Term, they will keep in strictest confidence, and will not disclose or make accessible to any other person without the written consent of the Company, the Company's products, services and technology, both current and under development, promotion and marketing programs, lists, trade secrets and other confidential and proprietary business information of the Company or any of its clients and third parties including, without limitation, Proprietary Information (as defined in Section 7 (all of the foregoing is referred to herein as the “Confidential Information”)). The Advisors agree (a) not to use any such Confidential Information for itself or others; and (b) not to take any such material or reproductions thereof from the Company's facilities at any time during the Term except, in each case, as required in connection with the Advisors’ duties hereunder.

Notwithstanding the foregoing, the parties agree that the Advisors are free to use (a) information in the public domain not as a result of a breach of this Agreement, (b) information lawfully received form a third party who had the right to disclose such information and (c) the Advisors’ own independent skill, knowledge, know-how and experience to whatever extent and in whatever way they wish, in each case consistent with their obligations as Advisors and that, at all times, the Advisors are free to conduct any research relating to the Company’s business.

SECTION 7. Ownership of Proprietary Information. The Advisors agree that all information that has been created, discovered or developed by the Company, its subsidiaries, affiliates, licensors, licensees, successors or assigns (collectively, the "Affiliates") (including, without limitation, information relating to the development of the Company's business created, discovered, developed by the Company or any of its affiliates during the Term, and information relating to the Company's customers, suppliers, advisors, and licensees) and/or in which property rights have been assigned or otherwise conveyed to the Company or the Affiliates, shall be the sole property of the Company or the Affiliates, as applicable, and the Company or the Affiliates, as the case may be, shall be the sole owner of all patents, copyrights and other rights in connection therewith, including without limitation the right to make application for statutory protection. All the aforementioned information is hereinafter called "Proprietary Information." By way of illustration, but not limitation, Proprietary Information includes trade secrets, processes, discoveries, structures, inventions, designs, ideas, works of authorship, copyrightable works, trademarks, copyrights, formulas, improvements, inventions, product concepts, techniques, marketing plans, merger and acquisition targets, strategies, forecasts, blueprints, sketches, records, notes, devices, drawings, customer lists, patent applications, continuation applications, continuation-in-part applications, file wrapper continuation applications and divisional applications and information about the Company's Affiliates, its employees and/or advisors (including, without limitation, the compensation, job responsibility and job performance of such employees and/or advisors).

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All original content, proprietary information, trademarks, copyrights, patents or other intellectual property created by the Advisors that does not include any specific information relative to the Company’s proprietary information, shall be the sole and exclusive property of the Advisors.

SECTION 8. Indemnification. The Company represents that all materials provided or to be provided to the Advisor or any third party regarding the Company’s financial affairs or operations are and shall be truthful and accurate and in compliance with any and all applicable federal and state securities laws. The Company agrees to indemnify and hold harmless the Advisors and its advisors, professionals and affiliates, the respective directors, officers, partners, members, managers, agents and employees and each other person, if any, controlling the Advisors or any of their affiliates to the full extent lawful, from and against all losses, claims, damages, liabilities and expenses incurred by them (including reasonable attorneys' fees and disbursements) that result from actions taken or omitted to be taken (including any untrue statements made or any statement omitted to be made) by the Company, its agents or employees which relate to the scope of this Agreement and the performance of the services by the Advisors contemplated hereunder. The Advisors will indemnify and hold harmless the Company and the respective directors, officers, agents, affiliates and employees of the Company from and against all losses, claims damages, liabilities and expenses that result from bad faith, gross negligence or unauthorized representations of the Advisors. Each person or entity seeking indemnification hereunder shall promptly notify the Company, or the Advisors, as applicable, of any loss, claim, damage or expense for which the Company or the Advisors, as applicable, may become liable pursuant to this Section 8. No party shall pay, settle or acknowledge liability under any such claim without consent of the party liable for indemnification, and shall permit the Company or the Advisors, as applicable, a reasonable opportunity to cure any underlying problem or to mitigate actual or potential damages. The scope of this indemnification between the Advisors and the Company shall be limited to, and pertain only to certain transactions contemplated or entered into pursuant to this Agreement.

The Company or the Advisors, as applicable, shall have the opportunity to defend any claim for which it may be liable hereunder, provided it notifies the party claiming the right to indemnification in writing within fifteen (15) days of notice of the claim.

The rights stated pursuant to this Section 8 shall be in addition to any rights that the Advisors, the Company, or any other person entitled to indemnification may have in common law or otherwise, including, but not limited to, any right to contribution.

SECTION 9. Notices. Any notice or other communication under this Agreement shall be in writing and shall be deemed to have been duly given: (a) upon facsimile transmission (with written transmission confirmation report) at the number designated below; (b) when delivered personally against receipt therefore; (c) one day after being sent by Federal Express or similar overnight delivery; or (d) five (5) business days after being mailed registered or certified mail, postage prepaid. The addresses for such communications shall be as set forth below or to such other address as a party shall give by notice hereunder to the other party to this Agreement.

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If to the Company:	510 South 200 West

Suite #120

Salt Lake City, UT 84101

If to the Advisor:	960 Alpine Lane 4

Jackson, WY 83001

SECTION 10. Status of Advisors. The Advisors shall be deemed to be independent contractors and, except as expressly provided or authorized in this Agreement, shall have no authority to act for and on behalf of, or represent the Company. This Agreement does not create a partnership or joint venture.

SECTION 11. Other Activities of Advisors. The Company recognizes that the Advisors now render and may continue to render financial consulting and other investment banking services to other companies that may or may not conduct business and activities similar to those of the Company. The Advisors shall not be required to devote its full time and attention to the performance of its duties under this Agreement, but shall devote only so much of its time and attention as it deems reasonable or necessary for such purposes.

SECTION 12. Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement and any of the rights, interests or obligations hereunder may be assigned by the Advisors without the prior written consent of the Company. This Agreement and any of the rights, interests or obligations hereunder may not be assigned by the Company without the prior written consent of the Advisors, which consent shall not be unreasonably withheld.

SECTION 13. Severability of Provisions. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provision shall be deemed dependent upon any other covenant or provision unless so expressed herein.

SECTION 14. Entire Agreement; Modification. This Agreement and the schedule hereto contains the entire agreement of the parties relating to the subject matter hereof, and the parties hereto and thereto have made no agreements, representations or warranties relating to the subject matter of this Agreement which are not set forth herein. No amendment or modification of this Agreement shall be valid unless made in writing and signed by each of the parties hereto.

SECTION 15. Non-Waiver. The failure of any party to insist upon the strict performance of any of the terms, conditions and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith; and the said terms, conditions and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of any party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.

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SECTION 16. Remedies For Breach. The Advisors and Company mutually agree that any breach of Sections 2, 4, 5, 6, 7, 8 or 9 of this Agreement by the Advisors or the Company may cause irreparable damage to the other party and/or their affiliates, and that monetary damages alone would not be adequate and, in the event of such breach or threat of breach, the damaged party shall have, in addition to any and all remedies at law and without the posting of a bond or other security, the right to an injunction, specific performance or other equitable relief necessary to prevent or redress the violation of either party's obligations under such Sections. In the event that an actual proceeding is brought in equity to enforce such Sections, the offending party shall not urge as a defense that there is an adequate remedy at law nor shall the damaged party be prevented from seeking any other remedies that may be available to it. The defaulting party shall pay all attorney’s fees and costs incurred by the other party in enforcing this Agreement.

SECTION 17. Governing Law. The parties hereto acknowledge that the transactions contemplated by this Agreement bear a reasonable relation to the state of Wyoming. This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the state of Wyoming without regard to such state’s principles of conflicts of laws. The parties irrevocably and unconditionally agree that the exclusive place of jurisdiction for any action, suit or proceeding (“Actions”) relating to this Agreement shall be in the state and/or federal courts situate in the county and state of Wyoming. Each party irrevocably and unconditionally waives any objection it may have to the venue of any Action brought in such courts or to the convenience of the forum. Final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of any indebtedness or liability of any party therein described. Service of process in any Action by any party may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to any other party at their address set forth in this Agreement.

SECTION 18. Headings. The headings of the Sections are inserted for convenience of reference only and shall not affect any interpretation of this Agreement.

SECTION 19. Counterparts. This Agreement may be executed in counterpart signatures, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

[Signature Page Immediately Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement of nine (9) pages as of the day and year first written above.

By: /s/ Vance Harrison

Chief Executive Officer

Motos America, Inc.

By: /s/ Philip Danielson

Director

Wilson Hand, Pte. Ltd.

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Advisor Initial: PD	Company Initial: VH

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